AMENDING AGREEMENT

THIS AGREEMENT made the 1st  day of  March, 2002 but effective December 21, 2001.

BETWEEN:

ATW Resources Ltd., a company incorporated under the laws of the Northwest Territories, and having a place of business at Vancouver, British Columbia

(hereinafter called "ATW")

AND:

Aberex Minerals Ltd., a company amalgamated under the laws of British Columbia, and having a place of business at Toronto, Ontario

(hereinafter called "Aber")

AND:

SouthernEra Resources, a company duly incorporated under the laws of Ontario and having a place of business at Toronto, Ontario.

(hereinafter called “SouthernEra”)

WHEREAS ATW, Aber and SouthernEra are parties to a Joint Venture Agreement dated December 21, 2001 (the “JV Agreement”).

The parties have agreed to the following amendments.

NOW THEREFORE for good and valuable consideration the parties agree that the JV Agreement is amended as follows:

1.

Paragraph 3.2 is amended to read as follows:

“3.2

The respective initial Interests of the parties will be as follows:

(a)

ATW - 75%

- Initial Contribution $ 79,237.23

(b)

Aber – 15%

- Initial Contribution $ 15,847.45

(c)

SouthernEra – 10%

- Initial Contribution $ 10,564.96”

2.

Paragraph 28.1 is amended to read as follows:

“28.1

Any notice, direction or other instrument required or permitted to be given under this Agreement will be in writing and will be given by the delivery of same or by mailing same in prepaid registered or certified mail or by sending same by facsimile transmission or other similar form of communication, in each case at the address as set forth below or as advised by a party from time to time.”

ATW Resources LTD.

c/o Almaden Minerals Ltd.

1103 – 750 West Pender Street

Vancouver, B.C.  V6C 2T8

Attention: Duane Poliquin, President

Fax No. (604)-689-7645

With a copy to:

William J. Worrall, Q.C., Law Corporation

1700 – 1185 West Georgia Street

Vancouver, B.C.  V6E 4E6

Fax No. (604)-689-7030

Aberex Minerals Ltd.

P.O. Box 4569, Station A

Toronto, Ontario,  M5W 4T9

Attention:  Robert A. Gannicott, President

Fax No. (416) 362-2230

With a copy to:

Beach, Hepburn, LLP

1000 – 36 Toronto Street

Toronto, Ontario,  M5C 2C5

Attention:  Lyle R. Hepburn, Secretary

Fax No. (416) 350-3510

SouthernEra Resources Limited

111 Richmond Street West, Suite 1002

Toronto, Ontario,  M5H 2G4

Fax No. (416) 359-9141

Attention:  Patrick C. Evans, President and CEO

With a copy to:

Fraser Milner Casgrain LLP

Suite 3900

1 First Canadian Place

100 King Street West

Toronto, Ontario,  M5X 1B2

Fax No. (416) 863-4592

3.

In all other respects the JV Agreement is confirmed.

4.

This Amending Agreement may be signed in counterpart.

ATW RESOURCES LTD.

ABEREX MINERALS LTD.

Per:

Per:

“Duane Poliquin”

“Robert A. Gannicott”

Authorized Signatory

Authorized Signatory

SOUTHERNERA RESOURCES

Per:

“H. Bird”

Authorized Signatory

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